UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5406

Smith Barney New Jersey Municipals Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

c/o Citigroup Asset Management

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: March 31

Date of reporting period: September 30, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

EXPERIENCE

SEMI-ANNUAL

REPORT

SEPTEMBER 30, 2005

Smith Barney

New Jersey Municipals Fund Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Smith Barney New Jersey Municipals Fund Inc.

Semi-Annual Report  •  September 30, 2005

What’s

Inside

Fund Objective

The Fund seeks to provide New Jersey investors with as high a level of current income exempt from regular federal income taxes and New Jersey personal income taxes as is consistent with prudent investment management and the preservation of capital.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

There was no shortage of potential threats to the U.S. economy during the reporting period. These included record high oil prices, rising short-term interest rates, the devastation inflicted by Hurricanes Katrina and Rita, geopolitical issues and falling consumer confidence. However, the economy proved to be surprisingly resilient. First quarter 2005 gross domestic product (“GDP”)i growth was 3.8% and second quarter GDP growth was 3.3%, another solid advance. This marked nine consecutive quarters in which GDP grew 3.0% or more.

The Federal Reserve Board (“Fed”)ii continued to raise interest rates in an attempt to ward off inflation. After raising rates seven times from June 2004 through March 2005, the Fed increased its target for the federal funds rateiii in 0.25% increments four additional times over the period. All told, the Fed’s eleven rate hikes have brought the target for the federal funds rate from 1.00% to 3.75%. This also represents the longest sustained Fed tightening cycle since 1977-1979. Following the end of the Fund’s reporting period, at its November meeting, the Fed once again raised the target rate by 0.25% to 4.00%.

During much of the reporting period, the fixed income market confounded investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. When the period began, the federal funds target rate was 2.75% and the yield on the 10-year Treasury was 4.13%. When the reporting period ended, the federal funds rate rose to 3.75%. Due to a spike in September, the 10-year yield was 4.29% at that time, slightly higher than when the period began, but still lower than its yield of 4.62% when the Fed began its tightening cycle on June 30, 2004. This trend also occurred in the municipal bond market.

Smith Barney New Jersey Municipals Fund Inc. 2005 Semi-Annual Report         1

Performance Review

For the six months ended September 30, 2005, Class A shares of the Smith Barney New Jersey Municipals Fund Inc., excluding sales charges, returned 1.66%. These shares underperformed the Lipper New Jersey Municipal Debt Funds Category Average,1 which increased 2.48% over the same time frame. The Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index,iv returned 2.80% for the same period.

Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of September 30, 2005 (excluding sales charges) (unaudited)

6 Months

New Jersey Municipals Fund — Class A Shares	1.66%

Lehman Brothers Municipal Bond Index	2.80%

Lipper New Jersey Municipal Debt Funds Category Average	2.48%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 1.40% and Class C shares returned 1.37% over the six months ended September 30, 2005.

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, Smith Barney Fund Management LLC (the “Adviser”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended September 30, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 57 funds in the Fund’s Lipper category, and excluding sales charges.

2         Smith Barney New Jersey Municipals Fund Inc. 2005 Semi-Annual Report

wholly owned subsidiary of Legg Mason. The Adviser is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year. Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment advisory contract between the Fund and the Adviser. Therefore the Fund’s Board of Directors has approved a new investment advisory contract between the Fund and the Adviser to become effective upon the closing of the sale to Legg Mason. The new investment advisory contract has been presented to shareholders for their approval.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

Smith Barney New Jersey Municipals Fund Inc. 2005 Semi-Annual Report         3

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 1, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. As a non-diversified fund, it can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. Lower-rated, higher yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

4         Smith Barney New Jersey Municipals Fund Inc. 2005 Semi-Annual Report

Fund at a Glance (unaudited)

Smith Barney New Jersey Municipals Fund Inc. 2005 Semi-Annual Report         5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2005 and held for the six months ended September 30, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class A	1.66%	$1,000.00	$1,016.60	0.76%	$3.84

Class B	1.40	1,000.00	1,014.00	1.30	6.56

Class C	1.37	1,000.00	1,013.70	1.34	6.76

(1)	For the six months ended September 30, 2005.
(2)	Assumes reinvestment of distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         Smith Barney New Jersey Municipals Fund Inc. 2005 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,021.29	0.76%	$3.85

Class B	5.00	1,000.00	1,018.58	1.30	6.58

Class C	5.00	1,000.00	1,018.38	1.34	6.78

(1)	For the six months ended September 30, 2005.
(2)	Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney New Jersey Municipals Fund Inc. 2005 Semi-Annual Report         7

Schedule of Investments (September 30, 2005) (unaudited)

Face Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 97.2%
Education — 10.2%
		New Jersey EDA:
$360,000	Aa2(a)	EDR, Series S, Princeton Montessori Society, LOC-Banque National de Paris, 6.500% due 6/1/12	$362,268
5,000,000	AAA	School Facilities Construction, Series K, FGIC-Insured, 5.000% due 12/15/18 (b)	5,397,550
3,000,000	AAA	New Jersey State Educational Facilities Authority Revenue, Montclair State University, Series F, FGIC-Insured, 5.000% due 7/1/32	3,141,120
		New Jersey State Educational Facilities Financing Authority Revenue:
825,000	NR	Caldwell College, Series A, 7.250% due 7/1/25	837,227
550,000	BBB	Monmouth University, Series D, 5.125% due 7/1/24	562,738
		Ramapo College, Series D, AMBAC-Insured:
750,000	AAA	5.000% due 7/1/21	784,943
1,000,000	AAA	5.000% due 7/1/31	1,035,710
		Rowan University:
2,610,000	AAA	Series C, FGIC-Insured, 5.000% due 7/1/21	2,750,079
1,000,000	AAA	Series K, FGIC-Insured, 5.000% due 7/1/33	1,036,960
1,250,000	AAA	Seton Hall University Project, Series F, AMBAC-Insured, 5.000% due 7/1/21	1,293,812
1,000,000	BB+	St. Peters College, Series B, 5.375% due 7/1/18	997,630
1,340,000	AAA	New Jersey State, Higher Education Assistance Authority, Student Loan Revenue, NJ Class Loan Program, Series A, MBIA-Insured, 5.800% due 6/1/16 (c)	1,364,120
		Rutgers State University Revenue:
600,000	AA	Series A, 6.400% due 5/1/13	681,942
1,905,000	AA	Series U, 5.000% due 5/1/21	1,973,008

		Total Education	22,219,107

Escrowed to Maturity (d) — 1.6%
500,000	AAA	Jersey City, NJ, GO, Series B, FSA-Insured, 8.400% due 5/15/06	516,480
1,750,000	BBB	New Jersey Health Care Facilities Financing Authority Revenue, St. Mary Hospital, 5.875% due 7/1/12	1,891,120
		New Jersey State Turnpike Authority Revenue:
55,000	AAA	C-2005, MBIA-Insured, 6.500% due 1/1/16	65,182
780,000	AAA	Series C, IBC/MBIA-Insured, 6.500% due 1/1/16	924,277

		Total Escrowed to Maturity	3,397,059

General Obligation — 7.0%
2,040,000	AAA	Atlantic City, GO, FSA-Insured, 5.000% due 12/15/15	2,158,238
		Branchburg Township Board of Education GO, FGIC-Insured:
1,015,000	AAA	5.000% due 7/15/24	1,065,232
1,000,000	AAA	5.000% due 7/15/30	1,039,040
		Freehold Township Board of Education GO, MBIA-Insured:
1,375,000	AAA	5.000% due 7/15/23	1,457,514
1,205,000	AAA	5.000% due 7/15/24	1,273,649
200,000	AAA	Hudson County GO, FGIC-Insured, 6.550% due 7/1/10	228,664

See Notes to Financial Statements.

8         Smith Barney New Jersey Municipals Fund Inc. 2005 Semi-Annual Report

Schedule of Investments (September 30, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

General Obligation — 7.0% (continued)
$650,000	AAA	Lakewood Township School District GO, AMBAC-Insured, 6.250% due 2/15/11	$740,402
2,500,000	AAA	Middletown Township Board of Education GO, FSA-Insured, 5.000% due 8/1/27	2,591,875
		Morris Township GO:
550,000	Aa1(a)	6.550% due 7/1/09	614,411
550,000	Aa1(a)	6.550% due 7/1/10	627,528
500,000	Aa1(a)	6.550% due 7/1/11	580,605
1,500,000	AAA	North Bergen Township GO, FSA-Insured, 8.000% due 8/15/07	1,634,400
		West Windsor Plainsboro GO, Regional School District:
180,000	AA	6.750% due 4/1/06	183,391
490,000	AA	6.750% due 4/1/07	516,338
435,000	AA	6.800% due 4/1/08	472,936
170,000	AA	6.800% due 4/1/09	189,754

		Total General Obligation	15,373,977

Hospitals — 13.2%
		Camden County Improvement Authority Revenue:
3,775,000	BBB	Health Care Redevelopment Project, Cooper Health, 5.875% due 2/15/15 (b)	3,925,358
1,000,000	AAA	Health Systems, Catholic Health East, Series B, AMBAC-Insured, 5.000% due 11/15/18	1,044,840
		New Jersey Health Care Facilities Financing Authority Revenue:
200,000	AAA	Burdett Tomlin Memorial Hospital, Series D, FGIC-Insured, 6.500% due 7/1/12	201,212
605,000	B	East Orange General Hospital, Series B, 7.750% due 7/1/20	605,956
2,000,000	B+	Pascack Valley Hospital Association, 5.125% due 7/1/18	1,779,940
3,700,000	NR	Raritan Bay Medical Center Issue, 7.250% due 7/1/27	3,774,074
		Robert Wood Johnson University Hospital:
8,000,000	A	5.700% due 7/1/20 (b)	8,631,360
3,000,000	A	5.750% due 7/1/31	3,233,790
2,000,000	Baa1(a)	Southern Ocean County Hospital, Series A, 6.250% due 7/1/23	2,011,880
2,000,000	BBB-	St. Elizabeth’s Hospital, 6.000% due 7/1/14	2,083,080
1,500,000	AAA	University Medicine & Dentistry, Series A, MBIA-Insured, 5.000% due 9/1/22	1,595,175

		Total Hospitals	28,886,665

Housing: Single-Family — 0.1%
170,000	AAA	Virgin Islands HFA, Single-Family Mortgage Revenue, Series A, GNMA-Collateralized, 6.500% due 3/1/25 (c)	171,873

Industrial Development — 4.7%
		New Jersey EDA:
		First Mortgage Cadbury Corp. Project, Series A, ACA-Insured:
750,000	A	5.500% due 7/1/18	781,957
1,250,000	A	5.500% due 7/1/28	1,286,600
		First Mortgage, Fellowship Village, Series A:
2,000,000	BBB-	5.500% due 1/1/18	2,025,420

See Notes to Financial Statements.

Smith Barney New Jersey Municipals Fund Inc. 2005 Semi-Annual Report         9

Schedule of Investments (September 30, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Industrial Development — 4.7% (continued)
$2,500,000	BBB-	5.500% due 1/1/25	$2,522,300
		Harrogate, Inc., Series A:
2,000,000	BBB	5.750% due 12/1/16	2,060,040
1,500,000	BBB	5.875% due 12/1/26	1,528,320

		Total Industrial Development	10,204,637

Life Care Systems — 5.3%
		New Jersey EDA, EDR:
240,000	Aaa(a)	Eagle Rock Convalescent, Inc., GNMA-Insured, 7.375% due 12/20/06	242,282
5,250,000	BB+	Refunding, United Methodist Homes, 5.125% due 7/1/25 (b)	5,005,140
		New Jersey EDA, First Mortgage, Keswick Pines:
2,885,000	NR	5.700% due 1/1/18	2,926,948
2,800,000	NR	5.750% due 1/1/24	2,833,264
615,000	AAA	New Jersey Health Care Facilities Financing Authority Revenue, Spectrum for Living, Series B, FHA-Insured, 6.500% due 2/1/22	618,352

		Total Life Care Systems	11,625,986

Miscellaneous — 6.3%
615,000	A	Atlantic City, COP, 8.875% due 1/15/13	793,621
3,120,000	AAA	Essex County Improvement Authority Revenue, Series A, MBIA/FHA-Insured, 5.900% due 1/1/25 (e)	3,124,805
1,500,000	AAA	Middlesex County COP, MBIA-Insured, 5.000% due 2/15/19	1,548,435
1,700,000	AAA	Middlesex County Improvement Authority Revenue, Golf Course Projects, County Guaranteed, 5.250% due 6/1/26	1,850,195
1,525,000	AAA	Monmouth County Improvement Authority Revenue, Government Loan, AMBAC-Insured, 5.750% due 12/1/19	1,675,975
1,000,000	AAA	New Jersey Building Authority, State Building Revenue, MBIA-Insured, 5.000% due 6/15/18	1,048,020
		New Jersey EDA:
		Department of Human Services:
500,000	A	5.000% due 7/1/22	517,300
450,000	A	5.200% due 7/1/32	469,431
		Municipal Loan Pool, FSA-Insured:
765,000	Aaa(a)	5.125% due 11/15/14	818,626
1,200,000	Aaa(a)	5.400% due 11/15/20	1,295,316
605,000	NR	Waste Paper Recycling Revenue, Marcal Paper Mills Inc. Project, 8.500% due 2/1/10 (c)	610,772

		Total Miscellaneous	13,752,496

Pre-Refunded (f) — 19.1%
5,000,000	AAA	Casino Reinvestment Development Authority, Parking Fee Revenue, Series A, FSA-Insured, Call 10/1/07 @ 100, 5.250% due 10/1/16 (b)	5,223,500
2,000,000	AAA	Delaware River and Bay Authority, Series A, AMBAC-Insured, Call 1/1/10 @ 101, 5.750% due 1/1/29	2,214,680
1,000,000	AAA	Deptford Township Municipal Utilities, AMBAC-Insured, Call 2/1/10 @ 100, 5.500% due 2/1/23	1,090,420

See Notes to Financial Statements.

10         Smith Barney New Jersey Municipals Fund Inc. 2005 Semi-Annual Report

Schedule of Investments (September 30, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Pre-Refunded (f) — 19.1% (continued)
		Lafayette Yard, NJ, Community Development, Hotel/Conference Center Project, MBIA-Insured, Call 4/1/10 @ 101:
$500,000	Aaa(a)	5.625% due 4/1/21	$553,775
2,100,000	Aaa(a)	5.800% due 4/1/35	2,341,080
		New Jersey EDA:
9,470,000	AA-	School Facilities Construction, Series F, Call 6/15/13 @ 100, 5.000% due 6/15/26 (b)	10,327,035
970,000	NR	Senior Mortgage, Arbor Glen, Series A, Call 5/15/09 @ 102, 6.000% due 5/15/28	1,078,485
6,000,000	AAA	Transportation Project Sublease, Series A, FSA-Insured, Call 5/1/09 @ 100, 5.250% due 5/1/17 (b)	6,418,200
3,000,000	AAA	New Jersey State Highway Authority, Garden State Parkway General Revenue, Series Parkway, Call 1/1/10 @ 101, 5.625% due 1/1/30	3,307,290
		New Jersey State Transportation Trust Fund Authority, Transportation System:
6,030,000	AA-	Series A, Call 6/15/09 @ 100, 5.000% due 6/15/17 (b)	6,415,920
2,500,000	AAA	Series B, MBIA-Insured, Call 12/15/11 @ 100, 5.000% due 12/15/21	2,715,800

		Total Pre-Refunded	41,686,185

Public Facilities — 1.3%
2,500,000	AAA	Atlantic County COP, Public Facilities Lease Agreement, FGIC-Insured, 7.400% due 3/1/09	2,831,825

Solid Waste — 2.1%
1,950,000	Baa2(a)	Atlantic County COP, Authority Solid Waste Revenue, 7.125% due 3/1/16	1,991,672
2,500,000	AA-	Mercer County Improvement Authority, County Guaranteed Solid Waste Revenue, 5.750% due 9/15/16	2,663,750

		Total Solid Waste	4,655,422

Tobacco — 4.7%
10,000,000	BBB	Tobacco Settlement Financing Corp., 5.000% due 6/1/15 (b)	10,169,100

Transportation — 12.7%
		Delaware River and Joint Toll Bridge Commission, Pennsylvania Bridge Revenue:
2,845,000	A-	5.000% due 7/1/22	2,984,291
2,000,000	A-	5.000% due 7/1/23	2,092,540
1,000,000	CCC	New Jersey EDA, EDR, American Airlines Inc. Project, 7.100% due 11/1/31 (c)	800,060
4,000,000	B	New Jersey State EDA, Special Facility Revenue, Continental Airlines Inc. Project, 7.000% due 11/15/01 (c)(g)	3,443,120
165,000	AAA	New Jersey State Turnpike Authority Turnpike Revenue, C-2005, MBIA-Insured, 6.500% due 1/1/16	194,891
		Port Authority of New York & New Jersey:
5,000,000	AA-	Consolidated 132nd Series, 5.000% due 9/1/26 (b)	5,281,800

See Notes to Financial Statements.

Smith Barney New Jersey Municipals Fund Inc. 2005 Semi-Annual Report         11

Schedule of Investments (September 30, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Transportation — 12.7% (continued)
$3,500,000	NR	Special Obligation Revenue 5th Installment, 6.750% due 10/1/19 (c)	$3,678,640
2,300,000	A	South Jersey Port Corp. Revenue, 5.000% due 1/1/20	2,374,520
6,385,000	AAA	South Jersey Transportation Authority, Transportation System Revenue, AMBAC-Insured, 5.125% due 11/1/22 (b)	6,795,811

		Total Transportation	27,645,673

Utilities — 5.5%
1,000,000	AAA	Camden County Municipal Utilities Authority, Sewer Revenue, FGIC-Insured, 5.250% due 7/15/17	1,058,790
2,500,000	AAA	Hamilton Township, Atlantic County Municipal Utilities Authority, FGIC-Insured, 5.000% due 8/15/17	2,617,025
1,385,000	AAA	Kearny, NJ, Municipal Utilities Authority Revenue, FGIC-Insured, 7.300% due 11/15/18	1,719,533
2,725,000	AAA	Middlesex County Improvement Authority, Utilities System Revenue, Perth Amboy Franchise Project, Series A, AMBAC-Insured, 5.000% due 9/1/29	2,816,969
1,000,000	AAA	Middlesex County Utilities Authority, Sewer Revenue, Series A, MBIA-Insured, 6.250% due 8/15/10	1,070,550
2,500,000	BBB	Salem County, Pollution Control Financing Authority Revenue, PSEG Power Project, Series A, 5.750% due 4/1/31 (c)	2,669,600

		Total Utilities	11,952,467

Water and Sewer — 3.4%
2,000,000	AAA	New Jersey EDA, Water Facilities Revenue, American Water Co. Inc., Series B, FGIC-Insured, 5.375% due 5/1/32 (c)	2,083,260
		North Hudson Sewer Authority Revenue, Series A, FGIC-Insured:
3,000,000	Aaa(a)	5.250% due 8/1/18	3,279,840
2,000,000	Aaa(a)	5.250% due 8/1/19	2,170,220

		Total Water and Sewer	7,533,320

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $200,825,788)	212,105,792

SHORT-TERM INVESTMENTS (h) — 1.0%
Pollution Control — 0.1%
125,000	A-1+	Gloucester County, NJ, Pollution Control Financing Authority Revenue, Refunding Pollution Control Exxonmobil, 2.600%, 10/3/05	125,000

Transportation — 0.7%
		Port Authority of New York & New Jersey, Versatile Structure Obligation:
1,400,000	A-1+	Series 3, SPA-JP Morgan Chase & Co., 2.820%, 10/3/05	1,400,000
200,000	A-1+	Series 5, SPA-Bayerische Landesbank, 2.820%, 10/3/05	200,000

		Total Transportation	1,600,000

See Notes to Financial Statements.

12         Smith Barney New Jersey Municipals Fund Inc. 2005 Semi-Annual Report

Schedule of Investments (September 30, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Water and Sewer — 0.2%
$532,500	A-1+	New Jersey EDA Water Facilities Revenue, United Water New Jersey Inc. Project A, AMBAC-Insured, 2.800%, 10/3/05	$532,500

		TOTAL SHORT-TERM INVESTMENTS (Cost — $2,257,500)	2,257,500

		TOTAL INVESTMENTS — 98.2% (Cost — $203,083,288#)	214,363,292
		Other Assets in Excess of Liabilities — 1.8%	3,866,080

		TOTAL NET ASSETS — 100.0%	$218,229,372

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted. All ratings are unaudited.
(a)	Rating by Moody’s Investors Service. All ratings are unaudited.
(b)	All or a portion of this security is segregated for open futures contracts.
(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).
(d)	Bonds are escrowed to maturity with U.S. government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if the issuer has not applied for new ratings.
(e)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(f)	Pre-Refunded bonds are escrowed with U.S. government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if the issuer has not applied for new ratings.
(g)	Variable rate security. Coupon rate disclosed is that which is in effect at September 30, 2005. Maturity date shown is the date of the next coupon rate reset or actual maturity.
(h)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.
#	Aggregate cost for federal income tax purposes is substantially the same.

See Bond Ratings pages following the Schedule of Investments.

Abbreviations used in this schedule:
ACA	— American Capital Assurance
AMBAC	— Ambac Assurance Corporation
COP	— Certificate of Participation
EDA	—Economic Development Authority
EDR	—Economic Development Revenue
FGIC	—Financial Guaranty Insurance Company
FHA	—Federal Housing Administration
FSA	—Financial Security Assurance
GNMA	—Government National Mortgage Association
GO	—General Obligation
HFA	—Housing Finance Authority
IBC	—Insured Bond Certificates
LOC	—Letter of Credit
MBIA	—Municipal Bond Investors Assurance Corporation
SPA	—Standby Bond Purchase Agreement

See Notes to Financial Statements.

Smith Barney New Jersey Municipals Fund Inc. 2005 Semi-Annual Report         13

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa”, where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR	— Indicates that the bond is not rated by Standard & Poor’s, or Moody’s.

14         Smith Barney New Jersey Municipals Fund Inc. 2005 Semi-Annual Report

Short-Term Security Ratings (unaudited)

SP-1

— Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

— Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO.
P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

Smith Barney New Jersey Municipals Fund Inc. 2005 Semi-Annual Report         15

Statement of Assets and Liabilities (September 30, 2005) (unaudited)

ASSETS:
Investments, at value (Cost — $203,083,288)	$214,363,292
Cash	85,772
Interest receivable	3,194,234
Receivable for securities sold	1,018,333
Receivable from broker — variation margin on open futures contracts	234,375
Receivable for Fund shares sold	10,359
Prepaid expenses	3,391

Total Assets	218,909,756

LIABILITIES:
Distributions payable	353,189
Payable for Fund shares repurchased	122,576
Investment advisory fee payable	54,901
Administration fee payable	36,601
Transfer agent fees payable	29,976
Distribution fees payable	23,899
Directors’ fees payable	5,950
Accrued expenses	53,292

Total Liabilities	680,384

Total Net Assets	$218,229,372

NET ASSETS:
Par value (Note 6)	$17,565
Paid-in capital in excess of par value	222,873,484
Undistributed net investment income	31,993
Accumulated net realized loss on investments and futures contracts	(18,122,112)
Net unrealized appreciation on investments and futures contracts	13,428,442

Total Net Assets	$218,229,372

Shares Outstanding:
Class A	13,730,184

Class B	2,206,795

Class C	1,628,165

Net Asset Value:
Class A (and redemption price)	$12.42

Class B *	$12.43

Class C *	$12.43

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 4.00%)	$12.94

*	Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

16         Smith Barney New Jersey Municipals Fund Inc. 2005 Semi-Annual Report

Statement of Operations (For the six months ended September 30, 2005) (unaudited)

INVESTMENT INCOME:
Interest	$5,834,470

EXPENSES:
Investment advisory fees (Note 2)	338,178
Distribution fees (Notes 2 and 4)	298,214
Administration fees (Note 2)	225,452
Transfer agent fees (Notes 2 and 4)	37,023
Shareholder reports (Note 4)	29,463
Legal fees	22,677
Custody fees	19,926
Audit and tax	13,176
Registration fees	4,374
Insurance	3,843
Directors’ fees	3,213
Miscellaneous expenses	2,562

Total Expenses	998,101

Net Investment Income	4,836,369

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Loss From:
Investments	(463,162)
Futures contracts	(4,450,231)

Net Realized Loss	(4,913,393)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	1,988,722
Futures contracts	1,676,759

Change in Net Unrealized Appreciation/Depreciation	3,665,481

Net Loss on Investments and Futures Contracts	(1,247,912)

Increase in Net Assets From Operations	$3,588,457

See Notes to Financial Statements.

Smith Barney New Jersey Municipals Fund Inc. 2005 Semi-Annual Report         17

Statements of Changes in Net Assets

For the six months ended September 30, 2005 (unaudited) and the year ended March 31, 2005

	September 30	March 31
OPERATIONS:
Net investment income	$4,836,369	$10,523,116
Net realized loss	(4,913,393)	(2,621,126)
Change in net unrealized appreciation/depreciation	3,665,481	(417,143)

Increase in Net Assets From Operations	3,588,457	7,484,847

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(4,817,621)	(10,479,597)

Decrease in Net Assets From Distributions to Shareholders	(4,817,621)	(10,479,597)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	9,149,647	20,453,915
Reinvestment of distributions	2,669,497	5,806,475
Cost of shares repurchased	(20,682,652)	(42,530,736)

Decrease in Net Assets From Fund Share Transactions	(8,863,508)	(16,270,346)

Decrease in Net Assets	(10,092,672)	(19,265,096)
NET ASSETS:
Beginning of period	228,322,044	247,587,140

End of period*	$218,229,372	$228,322,044

* Includes undistributed net investment income of:	$31,993	$13,245

See Notes to Financial Statements.

18         Smith Barney New Jersey Municipals Fund Inc. 2005 Semi-Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended March 31, unless otherwise noted:

Class A Shares(1)	2005(2)		2005	2004	2003	2002		2001
Net Asset Value, Beginning of Period	$12.49		$12.65	$12.62	$12.41	$12.45		$11.96

Income (Loss) From Operations:
Net investment income	0.28		0.58	0.60	0.62	0.64	(3)	0.65
Net realized and unrealized gain (loss)	(0.07)		(0.16)	0.03	0.22	(0.04	)(3)	0.50

Total Income From Operations	0.21		0.42	0.63	0.84	0.60		1.15

Less Distributions From:
Net investment income	(0.28)		(0.58)	(0.59)	(0.62)	(0.64)		(0.66)
In excess of net investment income	—		—	(0.01)	(0.01)	—		—

Total Distributions	(0.28)		(0.58)	(0.60)	(0.63)	(0.64)		(0.66)

Net Asset Value, End of Period	$12.42		$12.49	$12.65	$12.62	$12.41		$12.45

Total Return(4)	1.66%		3.38%	5.07%	6.84%	4.91%		9.92%

Net Assets, End of Period (millions)	$171		$177	$189	$178	$168		$152

Ratios to Average Net Assets:
Gross expenses	0.76	%(5)	0.74%	0.75%	0.74%	0.75%		0.76%
Net expenses	0.76	(5)	0.73 (6)	0.75	0.74	0.75		0.76
Net investment income	4.41	(5)	4.61	4.68	4.89	5.08	(3)	5.34

Portfolio Turnover Rate	2%		5%	7%	11%	6%		18%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended September 30, 2005 (unaudited).
(3)	Effective April 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 5.07%. The change to net investment income and net realized and unrealized loss was less than $0.01 per share. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	The investment adviser voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Smith Barney New Jersey Municipals Fund Inc. 2005 Semi-Annual Report         19

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended March 31, unless otherwise noted:

Class B Shares(1)	2005(2)		2005	2004	2003	2002		2001
Net Asset Value, Beginning of Period	$12.50		$12.66	$12.63	$12.41	$12.45		$11.95

Income (Loss) From Operations:
Net investment income	0.24		0.51	0.53	0.55	0.56	(3)	0.58
Net realized and unrealized gain (loss)	(0.07)		(0.16)	0.04	0.23	(0.03	)(3)	0.51

Total Income From Operations	0.17		0.35	0.57	0.78	0.53		1.09

Less Distributions From:
Net investment income	(0.24)		(0.51)	(0.53)	(0.55)	(0.57)		(0.59)
In excess of net investment income	—		—	(0.01)	(0.01)	—		—

Total Distributions	(0.24)		(0.51)	(0.54)	(0.56)	(0.57)		(0.59)

Net Asset Value, End of Period	$12.43		$12.50	$12.66	$12.63	$12.41		$12.45

Total Return(4)	1.40%		2.82%	4.54%	6.35%	4.33%		9.38%

Net Assets, End of Period (millions)	$27		$30	$38	$45	$44		$50

Ratios to Average Net Assets:
Gross expenses	1.30	%(5)	1.29%	1.28%	1.26%	1.27%		1.29%
Net expenses	1.30	(5)	1.28 (6)	1.28	1.26	1.27		1.29
Net investment income	3.87	(5)	4.06	4.15	4.37	4.49	(3)	4.82

Portfolio Turnover Rate	2%		5%	7%	11%	6%		18%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended September 30, 2005 (unaudited).
(3)	Effective April 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.48%. The change to net investment income and net realized and unrealized loss was less than $0.01 per share. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	The investment adviser voluntarily waived a portion of its fees.

See Notes to Financial Statements.

20         Smith Barney New Jersey Municipals Fund Inc. 2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended March 31, unless otherwise noted:

Class C Shares(1)(2)	2005(3)		2005	2004	2003	2002		2001
Net Asset Value, Beginning of Period	$12.50		$12.66	$12.63	$12.41	$12.44		$11.95

Income (Loss) From Operations:
Net investment income	0.24		0.51	0.52	0.55	0.56	(4)	0.57
Net realized and unrealized gain (loss)	(0.07)		(0.16)	0.04	0.22	(0.02	)(4)	0.50

Total Income From Operations	0.17		0.35	0.56	0.77	0.54		1.07

Less Distributions From:
Net investment income	(0.24)		(0.51)	(0.52)	(0.54)	(0.57)		(0.58)
In excess of net investment income	—		—	(0.01)	(0.01)	—		—

Total Distributions	(0.24)		(0.51)	(0.53)	(0.55)	(0.57)		(0.58)

Net Asset Value, End of Period	$12.43		$12.50	$12.66	$12.63	$12.41		$12.44

Total Return(5)	1.37%		2.80%	4.48%	6.30%	4.36%		9.24%

Net Assets, End of Period (millions)	$20		$21	$21	$21	$18		$13

Ratios to Average Net Assets:
Gross expenses	1.34	%(6)	1.31%	1.31%	1.31%	1.32%		1.33%
Net expenses	1.34	(6)	1.30 (7)	1.31	1.31	1.32		1.33
Net investment income	3.84	(6)	4.04	4.12	4.32	4.49	(4)	4.76

Portfolio Turnover Rate	2%		5%	7%	11%	6%		18%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)	For the six months ended September 30, 2005 (unaudited).
(4)	Effective April 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.48%. The change to net investment income and net realized and unrealized loss was less than $0.01 per share. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(6)	Annualized.
(7)	The investment adviser voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Smith Barney New Jersey Municipals Fund Inc. 2005 Semi-Annual Report         21

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

The Smith Barney New Jersey Municipals Fund Inc. (the “Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a non-diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Securities for which market quotations are not readily available or are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts to hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates, as a substitute for buying or selling securities or as a cash flow management technique. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

22         Smith Barney New Jersey Municipals Fund Inc. 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

(d) Fund Concentration. Since the Fund invests primarily in obligations of issuers within New Jersey, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting New Jersey.

(e) Class Accounting. Investment income, common expenses and realized/unrealized gain/loss on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(g) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. This reclassification has no effect on net assets or net asset values per share.

2.	Investment Advisory Agreement, Administration Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.30% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets up to $500 million and 0.18% of the Fund’s average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the six months ended September 30, 2005, the Fund paid transfer agent fees of $21,566 to CTB.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

There is a maximum initial sales charge of 4.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if

Smith Barney New Jersey Municipals Fund Inc. 2005 Semi-Annual Report         23

Notes to Financial Statements (unaudited) (continued)

redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended September 30, 2005, CGM received sales charges of approximately $44,000 on sales of the Fund’s Class A shares. In addition, for the six months ended September 30, 2005, CDSCs paid to CGM were approximately:

	Class A		Class B	Class C
CDSCs	$0	†	$8,000	$1,000

†	Amount represents less than $1,000.

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested directors (“Directors”) to defer the receipt of all or a portion of the directors’ fees earned until a later date specified by the Directors. The deferred fees earn a return based on notional investments selected by the Directors. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the statement of operations under director’s fees and expenses. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets.

As of September 30, 2005, the Fund has accrued $4,477 as deferred compensation.

Certain officers and one Director of the Fund are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the six months ended September 30, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$3,421,988

Sales	13,992,197

At September 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$12,426,442
Gross unrealized depreciation	(1,146,438)

Net unrealized appreciation	$11,280,004

24         Smith Barney New Jersey Municipals Fund Inc. 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

At September 30, 2005, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury Bond	625	12/05	$73,652,344	$71,503,906	$2,148,438

4.	Class Specific Expenses

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the six months ended September 30, 2005, total Distribution fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Distribution Fees	$131,885	$94,771	$71,558

For the six months ended September 30, 2005, total Transfer Agent fees were as follows:

	Class A	Class B	Class C
Transfer Agent Fees	$23,790	$8,475	$4,758

For the six months ended September 30, 2005, total Shareholder Reports expenses were as follows:

	Class A	Class B	Class C
Shareholder Reports Expenses	$21,960	$4,758	$2,745

5.	Distributions to Shareholders by Class

	Six Months Ended September 30, 2005	Year Ended March 31, 2005
Net Investment Income
Class A	$3,860,541	$8,265,180
Class B	564,932	1,376,028
Class C	392,148	838,389

Total	$4,817,621	$10,479,597

Smith Barney New Jersey Municipals Fund Inc. 2005 Semi-Annual Report         25

Notes to Financial Statements (unaudited) (continued)

6.	Capital Shares

At September 30, 2005, the Fund had 100 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended September 30, 2005		Year Ended March 31, 2005
	Shares	Amount	Shares	Amount
Class A
Shares sold	621,238	$7,744,030	1,330,045	$16,701,735
Shares issued on reinvestment	173,677	2,162,625	372,103	4,663,435
Shares repurchased	(1,240,586)	(15,475,276)	(2,424,464)	(30,479,354)

Net Decrease	(445,671)	$(5,568,621)	(722,316)	$(9,114,184)

Class B
Shares sold	37,634	$469,313	131,853	$1,654,514
Shares issued on reinvestment	21,981	273,782	53,402	669,595
Shares repurchased	(295,798)	(3,686,103)	(735,791)	(9,240,428)

Net Decrease	(236,183)	$(2,943,008)	(550,536)	$(6,916,319)

Class C(1)
Shares sold	75,016	$936,304	167,239	$2,097,666
Shares issued on reinvestment	18,715	233,090	37,756	473,445
Shares repurchased	(121,882)	(1,521,273)	(223,890)	(2,810,954)

Net Decrease	(28,151)	$(351,879)	(18,895)	$(239,843)

(1)	Effective April 29, 2004, Class L shares were renamed as Class C shares.

7.	Capital Loss Carryforward

As of March 31, 2005, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
3/31/2008	$(898,057)
3/31/2009	(3,181,991)
3/31/2010	(620,885)
3/31/2012	(712,492)
3/31/2013	(7,311,093)

$(12,724,518)

These amounts will be available to offset any future taxable capital gains.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and

26         Smith Barney New Jersey Municipals Fund Inc. 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared by Citigroup and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGM to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such dis -

Smith Barney New Jersey Municipals Fund Inc. 2005 Semi-Annual Report         27

Notes to Financial Statements (unaudited) (continued)

tributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, CAM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

*  *  *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM (the “Distributor”) and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule l2b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, CAM believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of theses circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, CAM and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of oper -

28         Smith Barney New Jersey Municipals Fund Inc. 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

ations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

10.	Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBFM (the “Adviser”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Adviser is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment advisory contract between the Fund and the Adviser. Therefore, the Fund’s Board of Directors has approved a new investment advisory contract between the Fund and the Adviser to become effective upon the closing of the sale to Legg Mason. The new investment advisory contract has been presented to the shareholders of the Fund for their approval.

The Fund has received information from CAM concerning SBFM, an investment advisory company that is part of CAM. The information received from CAM is as follows:

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment advisory services relating to the Fund.

The Commission staff’s recent notification will not affect the sale by Citigroup of substantially all of CAM’s worldwide business to Legg Mason, which Citigroup continues to expect will occur in the fourth quarter of this year.

Smith Barney New Jersey Municipals Fund Inc. 2005 Semi-Annual Report         29

Board Approval of Management Agreement (unaudited)

At separate meetings of the Fund’s Board of Directors, the Board considered the re-approval for an annual period of the Fund’s management agreement (the “Agreement”), pursuant to which Smith Barney Fund Management LLC (the “Manager”) provides the Fund with investment advisory and administrative services. The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager. The Independent Directors requested and received information from the Manager they deemed reasonably necessary for their review of the Agreement and the Manager’s performance. This information was initially reviewed by a special committee of the Independent Directors and then by the full Board. Prior to the Board’s deliberations, Citigroup had announced an agreement to sell the Manager to Legg Mason, which, subject to certain approvals, was expected to be effective later in the year. Consequently, representatives of Legg Mason discussed with the Board Legg Mason’s intentions regarding the preservation and strengthening of the Manager’s business. The Independent Directors also requested and received certain assurances from senior management of Legg Mason regarding the continuation of the Fund’s portfolio management team and of the level of other services provided to the Fund and its shareholders should the sale of the Manager be consummated. At subsequent Board meetings, representatives of Citigroup Asset Management (“CAM”) and Legg Mason made additional presentations to and responded to further questions from the Board regarding Legg Mason’s acquisition of the Manager. After considering these presentations and reviewing additional written materials provided by CAM and Legg Mason, the Board, including the Independent Directors, approved, subject to shareholder approval, a new Agreement permitting the Manager to continue to provide its services to the Fund after consummation of the sale of the Manager to Legg Mason.

In voting to approve the Agreement, the Independent Directors considered whether the approval of the Agreement would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Analysis of the Nature, Extent and Quality of the Services provided to the Fund

The Board received a presentation from representatives of the Manager regarding the nature, extent and quality of services provided to the Fund and other funds in the CAM fund complex. In addition, the Independent Directors received and considered other information regarding the services provided to the Fund by the Manager under the Agreement during the past year, including a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the CAM fund complex, including the

30         Smith Barney New Jersey Municipals Fund Inc. 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting the Manager and the CAM fund complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, comprised of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Agreement by the Manager.

Fund Performance

The Board received and reviewed performance information for the Fund and for a group of comparable funds (the “Performance Universe”) selected by Lipper Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also was provided with information comparing the Fund’s performance to the Lipper category averages over various time periods. The Board members noted that they had also received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe, consisting of all retail and institutional funds classified as “New Jersey municipal debt funds” by Lipper, was for the one-, three-, five- and ten-year periods ended March 31, 2005. The Fund performed better than the median for each

Smith Barney New Jersey Municipals Fund Inc. 2005 Semi-Annual Report         31

Board Approval of Management Agreement (unaudited) (continued)

period and, in fact, its performance ranked in the 1st quintile of the Performance Universe for the one-year period ended March 31, 2005. The Board members discussed with the Fund’s portfolio management team the securities selection process used in managing the Fund’s investments. The Board members noted that the portfolio managers are very experienced with a superior long-term track record, and expressed their confidence in the portfolio management team. The Board also reviewed performance information provided by the Manager for periods ended June 2005, which showed the Fund’s performance continued to be competitive during the second quarter ranked at the Lipper category average. Based on its review, the Board generally was satisfied with the Fund’s performance.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager for investment advisory and administrative services in light of the nature, extent and quality of the management services provided by the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of funds in both the relevant expense group (the “Expense Group”) and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding the fees the Manager charged any of its other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are expended.

The information comparing the Fund’s Contractual Management Fee as well as its actual total expense ratio to its Expense Group, consisting of 12 retail front-end load funds (including the Fund) classified as “New Jersey municipal debt funds” by Lipper, showed that the Fund’s Contractual Management Fee was lower than the median of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s actual total expense ratio also was lower than the median of total expense ratios of the other funds in the Expense Group.

32         Smith Barney New Jersey Municipals Fund Inc. 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative expense information and the nature, extent and quality of the services provided to the Fund under the Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board also considered whether alternative management fee structures (such as with additional breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

The Board noted that the Fund had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted, however, that the Contractual Management Fee reflects the potential for sharing economies of scale with shareholders as the Fund’s assets grow than if no breakpoints were in place. The Board also noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed Fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Smith Barney New Jersey Municipals Fund Inc. 2005 Semi-Annual Report         33

Board Approval of Management Agreement (unaudited) (continued)

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of the Manager’s relationship with the Fund, including any soft dollar arrangements, receipt of brokerage commissions and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Board members approved the Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Agreement.

Approval of the New Agreement

The Board, including the Independent Directors, approved the new Agreement to take effect if shareholders approve the new Agreement and Legg Mason acquires the Manager (the “Transaction”). Such approval was based on a number of factors, including Legg Mason’s assurances regarding the continuation of the Fund’s portfolio management team and the level of other services provided after the Transaction, and several of the factors discussed above continued to be relevant to the Board’s deliberations regarding the new Agreement. The Board also considered the following:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board members that it intends to combine the fixed income investment operations of CAM (which would include the Fund’s investment management team) with those of Western Asset;

(iii) that representatives of CAM and Legg Mason advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Manager, including compliance services;

(iv) the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, the Manager will have substantially the same access to the Citigroup sales force when distributing Fund shares as is currently provided to CAM and that other arrangements between the Manager and Citigroup sales channels will be preserved;

34         Smith Barney New Jersey Municipals Fund Inc. 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

(v) that Legg Mason and Citigroup intend to enter into an agreement in connection with the Transaction under which Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(vi) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

(vii) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(viii) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain the Fund’s principal underwriters; and

(ix) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the new Agreement, but will remain the same.

Based on their review of the materials provided and the assurances they had received from senior management of CAM and Legg Mason, the Board members determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided by the Manager and that the Transaction was not expected to have a material adverse effect on the ability of the Manager to provide those services. The Board members considered Legg Mason’s advice that it intends to combine the fixed income investment operations of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries. The Board members noted that Western Asset is an experienced and respected institutional asset manager that focuses on managing fixed income assets on behalf of institutional separate accounts, retirement plans and other institutional investors, including mutual funds. The Board members further noted that, as of June 30, 2005, Western Asset managed approximately $230 billion in assets on behalf of its clients. The Board members considered Legg Mason’s advice that, after the closing of the sale, Legg Mason will take steps to combine the investment management operations of Western Asset with the fixed income operations of CAM, which, among other things, may involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources. It was noted, however, that changes in portfolio managers and other personnel could occur following the Transaction or after the combination of CAM’s operations with those of Legg Mason subsidiaries. The Board members noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of Legg Mason affiliates or investment advisers not affiliated with Legg Mason. In this regard, it was noted that Legg Mason indicated that it could potentially make available to the Manager additional portfolio management resources. Accordingly, the Board members concluded that, overall, they were satisfied at the present time with assurances from Legg Mason and CAM as to the expected nature, extent and quality of the services to be provided to the Fund under the new Agreement.

Smith Barney New Jersey Municipals Fund Inc. 2005 Semi-Annual Report         35

Board Approval of Management Agreement (unaudited) (continued)

In evaluating the costs of the services to be provided by the Manager under the new Agreement and the profitability to the Manager resulting from its relationships with the Fund, the Board members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from senior management of CAM and Legg Mason, the Board members determined that the Transaction would not increase the total fees payable for advisory and administrative services and that overall Fund expenses were not expected to increase materially as a result of the Transaction. The Board members noted that it was not possible to predict how the Transaction would affect the profitability to the Manager from its relationship with the Fund, but that they had been satisfied in their most recent review of the current Agreement that the level of profitability from the Manager’s relationship with the Fund was not excessive.

In evaluating the fall-out benefits to be received by the Manager under the new Agreement, the Board members considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the current Agreement. The Board members determined that those benefits could include an increased ability for Legg Mason to distribute shares of its current funds and other investment products and to obtain research services using the Fund’s portfolio transaction brokerage. The Board members noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

In reviewing the Transaction, the Board Members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the assurances they had received from senior management of CAM and Legg Mason, the Board members determined that as a result of the Transaction, the Fund’s total advisory and administrative fees would not increase. The Board members concluded that because the advisory and administrative fees for the Fund were not expected to increase as a result of the Transaction, the Fund’s fees for advisory and administrative services remain appropriate and that no additional fee reductions or breakpoints were necessary at this time.

Finally, the Board members noted Legg Mason’s considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

36         Smith Barney New Jersey Municipals Fund Inc. 2005 Semi-Annual Report

Smith Barney

New Jersey Municipals Fund Inc.

DIRECTORS

Dwight B. Crane

Burt N. Dorsett

R. Jay Gerken, CFA
Chairman

Elliot S. Jaffe

Stephen E. Kaufman

Cornelius C. Rose, Jr.

OFFICERS

R. Jay Gerken, CFA

President and Chief
Executive Officer

Andrew B. Shoup

Senior Vice President and Chief Administrative

Officer

Kaprel Ozsolak

Chief Financial Officer

and Treasurer

Joseph P. Deane

Vice President and
Investment Officer

David T. Fare

Vice President and
Investment Officer

Andrew Beagley

Chief Anti-Money
Laundering Compliance
Officer and Chief Compliance Officer

Steven Frank
Controller

OFFICERS (continued)

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT ADVISER AND ADMINISTRATOR

Smith Barney Fund
Management LLC

DISTRIBUTOR

Citigroup Global Markets Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENT

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, NY 10154

This report is submitted for the general information of the shareholders of Smith Barney New Jersey Municipals Fund Inc., but it may also be used as sales literature.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Citigroup Global Markets Inc.

Member NASD, SIPC

FD0540 11/05	05-9295

Smith Barney

New Jersey Municipals Fund Inc.

SMITH BARNEY NEW JERSEY MUNICIPALS FUND INC.

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) Not applicable.

(b) Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney New Jersey Municipals Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney New Jersey Municipals Fund Inc.

Date: December 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney New Jersey Municipals Fund Inc.

Date: December 8, 2005

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Smith Barney New Jersey Municipals Fund Inc.

Date: December 8, 2005